UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

Accenture plc

(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Grand Canal Square,

Grand Canal Harbour,

Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: (353) (1) 646-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 4, 2010, Accenture plc (“Accenture”) held its 2010 annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, Accenture’s shareholders approved the Accenture plc 2010 Share Incentive Plan (the “2010 SIP”) and the Accenture plc 2010 Employee Share Purchase Plan (the “2010 ESPP”), both of which the Board of Directors of Accenture approved on December 10, 2009, subject to the approval of Accenture’s shareholders.

The 2010 SIP is similar to the current Accenture 2001 Share Incentive Plan (the “2001 SIP”), but with updates to plan provisions generally intended to reflect changes in tax and accounting rules. No new grants will be made under the 2001 SIP.

The 2010 ESPP is similar to the current Accenture 2001 Employee Share Purchase Plan (the “2001 ESPP”), but with updates to plan provisions generally intended to reflect changes in tax and accounting rules and to update the terms under which shares may be offered for purchase under the plan. The share issuance in May 2010 for the current offering period will be satisfied under the 2001 ESPP. No new purchase offers will be made under the 2001 ESPP and no new shares will be issued under the 2001 ESPP following the May 2010 issuance.

The material features of each of the plans are described in Accenture’s definitive Proxy Statement for the Annual Meeting filed on December 21, 2009 (the “Proxy Statement”), and the descriptions of each of the plans are incorporated herein by reference. The above descriptions of the 2010 SIP and the 2010 ESPP are qualified in their entirety by reference to the copies of such documents found as annexes to the Proxy Statement.

Item 8.01 Other Events.

As indicated above, on February 4, 2010, Accenture held its Annual Meeting described in the Proxy Statement. A quorum was present at the meeting as required by Accenture’s Articles of Association. Set forth below is the number of votes cast for and against/withheld, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

		For	Against/ Withheld	Abstained	Broker Non-Votes
1	Re-appointment of the following Class III directors, each for a term expiring at the annual general meeting of shareholders in 2013:

	William L. Kimsey	535,626,327	3,008,123	2,833,977	58,834,804

	Robert I. Lipp	536,010,259	2,731,538	2,726,630	58,834,804

	Wulf von Schimmelmann	535,549,103	3,003,911	2,915,413	58,834,804

2	Re-appointment of KPMG as independent auditors for the 2010 fiscal year and authorization of the Audit Committee of the Board of Directors to determine KPMG’s remuneration	597,029,687	1,491,912	1,781,632	0

3	Approval of the Accenture plc 2010 Share Incentive Plan	300,151,223	238,776,612	2,496,590	58,878,806

4	Approval of the Accenture plc 2010 Employee Share Purchase Plan	437,808,944	101,094,941	2,563,338	58,836,008

5	Authorization to hold the 2011 annual general meeting of shareholders of Accenture plc at a location outside of Ireland	594,649,848	3,569,322	2,083,752	309

6	Authorization of Accenture to make open-market purchases of Accenture plc Class A ordinary shares	515,561,361	23,267,580	2,639,486	58,834,804

7	Determination of the price range at which Accenture plc can re-issue shares that it acquires as treasury stock	457,940,483	80,156,318	3,371,626	58,834,804

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Accenture plc 2010 Share Incentive Plan, filed as Annex A of the definitive Proxy Statement of Accenture plc on Schedule 14A filed on December 21, 2009 (the “Proxy Statement”), is incorporated herein by reference

10.2	Accenture plc 2010 Employee Share Purchase Plan, filed as Annex B of the Proxy Statement, is incorporated herein by reference

99.1	The section entitled “Proposal No. 3 – Approval of Accenture plc 2010 Share Incentive Plan” of the Proxy Statement is incorporated herein by reference to the Proxy Statement

99.2	The section entitled “Proposal No. 4 – Approval of Accenture plc 2010 Employee Share Purchase Plan” of the Proxy Statement is incorporated herein by reference to the Proxy Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2010	ACCENTURE PLC

	By:	/s/ Douglas G. Scrivner
	Name:	Douglas G. Scrivner
	Title:	General Counsel and Secretary